Exhibit 10.1

WAUSAU PAPER CORP. SUPPLEMENTAL RETIREMENT PLAN

As Amended Effective December 17, 2010

WAUSAU PAPER CORP. SUPPLEMENTAL RETIREMENT PLAN

Page

ARTICLE 1 - PURPOSE AND ADMINISTRATION OF THE PLAN

2

Section 1.1

Purpose

2

Section 1.2

Administration

2

Section 1.3

Effective Date

2

ARTICLE 2 - DEFINITIONS

3

Section 2.1

Definitions

3

Section 2.2

Definitions Incorporated by Reference

6

ARTICLE 3 - PARTICIPATION

8

Section 3.1

Participation

8

Section 3.2

Service

8

Section 3.3

Termination of Participation and Reemployment

8

Section 3.4

Chief Executive Officer Discretion to Extend Participation

8

ARTICLE 4 - BENEFITS

10

Section 4.1

Normal Retirement and Plan Change of Control Benefits of Corporate

Officers

10

Section 4.2

Normal Benefits of Other Executive Officers

10

Section 4.3

Minimum Retirement Benefits of Executive Officers

11

Section 4.4

Early Retirement Benefits of Executive Officers

11

Section 4.5

Death after Commencement of Benefits; Death Prior to Initial Payment

Date for Specified Employee

11

Section 4.6

Death Prior to Commencement of Benefits, Including Death After

Termination of Employment Due to Disability

11

Section 4.7

Form and Commencement of Payments

12

Section 4.8

Designation of Beneficiary

12

Section 4.9

409A Change of Control

12

Section 4.10

Forfeiture of Benefits

14

Section 4.11

Inalienability of Benefits

15

Section 4.12

Facility of Payments

15

Section 4.13

Section 409A Compliance

15

Section 4.14

Claims Procedure

15

Section 4.15

Cessation of Accruals

15

ARTICLE 5 - PARTICIPANT ELECTIONS

17

Section 5.1

2006 Initial Election

17

Section 5.2

Initial Election Upon Commencement of Participation

17

Section 5.3

Change in Election

18

Section 5.4

Automatic Form of Payment

18

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ARTICLE 6 - PROVISION FOR BENEFITS

19

Section 6.1

Assets of the Company

19

ARTICLE 7 - AMENDMENT AND TERMINATION OF THE PLAN

20

Section 7.1

Amendment

20

Section 7.2

Termination

20

ARTICLE 8 - PLAN ADMINISTRATION

21

Section 8.1

Plan Administrator Duties

21

Section 8.2

Agents

21

Section 8.3

Binding Effect of Decisions

21

ARTICLE 9 - MISCELLANEOUS

22

Section 9.1

Nonguarantee of Employment

22

Section 9.2

Action by the Company

22

Section 9.3

Agreement Binding on Successors

22

Section 9.4

Construction

22

Section 9.5

Titles

22

Section 9.6

Governing Law

22

-ii-

WAUSAU PAPER CORP. SUPPLEMENTAL RETIREMENT PLAN

Wausau Paper Corp., a Wisconsin corporation, hereby amends and restates the Wausau Paper Corp. Supplemental Retirement Plan, effective December 17, 2010, in accordance with the terms and conditions herein contained.

ARTICLE 1 - PURPOSE AND ADMINISTRATION OF THE PLAN

Section 1.1

Purpose.  The Company maintains the Plan for the purpose of providing deferred compensation (within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974) for executive officers of the Company.  Further, the Plan is maintained solely for the purpose of providing retirement benefits for executive officers of the Company in excess of the limitations imposed by one or more of Code Sections 401(a)(17), 401(k), 401(m), 402(g), 403(b), 408(k) or 415.

Section 1.2

Administration.  The Company shall administer the Plan.

Section 1.3

Effective Date.  The effective date of the Plan shall be December 17, 1997.

ARTICLE 2 - DEFINITIONS

Section 2.1

Definitions.  The following terms shall have the meanings set forth below:

(a)

“Average Compensation” means (1) the average annual compensation of a Participant divided by (2) 12.  A Participant’s “average annual compensation” shall be equal to 20% of the sum of (A) the Participant’s salary for a calendar year and earned bonus attributable to such calendar year and (B) any compensation deferred under a plan qualified under Code Section 401(k), under a plan which satisfies the requirements of Code Section 125 during such calendar year, under the Wausau Paper Corp. 2005 Executive Deferred Compensation Plan, the Executive Deferred Compensation Plan, the Wausau Paper Corp.  Divisional Officer Deferred Compensation Plan or any similar deferred compensation plan intended to comply with the provisions of Code Section 409A, for the 5 calendar years of the Participant’s most recent 10 years of Vesting Service as an Executive Officer in which the largest aggregate amount of such compensation was earned and/or deferred for him for service as an Executive Officer for all or any portion of each of such calendar years; provided, however, that if a Participant did not perform services for 5 calendar years as an Executive Officer, such participant’s “average annual compensation” shall be equal to the dividend of (x) the earned and/or deferred compensation of the Participant specified in (A) and (B) for each complete calendar year in which the Participant was an Executive Officer divided by (y) the number of complete calendar years in which such participant was an Executive Officer.

(b)

“Beneficiary” means the beneficiary designated by the Participant pursuant to Section 4.8 as in effect from time to time.

(c)

“Company” means Wausau Paper Corp., a Wisconsin corporation.

(d)

“Controlled Group” means the Company and each other member of the controlled group of corporations or other entities under common control to which the Company belongs for purposes of determining whether a separation from service has occurred pursuant to Code Section 409A and the regulations promulgated thereunder.

(e)

“Distribution Election Form” means the form established from time to time by the Company that the Participant completes, signs and returns to the Company to designate the form of distribution of the Participant’s benefit hereunder.

(f)

“Early Retirement Age” means effective December 17, 2010 the date on which an Executive Officer has completed 5 years of Vesting Service as an Executive Officer.

(g)

“Executive Officer” means any person employed by the Company as its President or a Vice President but shall not include any officer of any division or subsidiary of the Company.  Notwithstanding the foregoing, any person employed by the Company on the Effective Date who was a participant in the Mosinee Supplemental

Retirement Plan or the Wausau Paper Mills Company Executive Officers’ Deferred Compensation Retirement Plan on the date immediately preceding the Effective Date shall be deemed to be an “Executive Officer” for purposes of this Plan, regardless of whether such individual would otherwise meet the definition of Executive Officer set forth in the preceding sentence, and any service with the Company after the Effective Date by such individual shall be considered service as an Executive Officer of the Company.

(h)

“409A Change of Control” means a “change of control” as defined in Code Section 409A and the regulations promulgated thereunder.

(i)

“Normal Retirement Age” means the date on which (1) an Executive Officer has attained age 62 and completed 10 years of Vesting Service as an Executive Officer or (2) an Executive Officer has attained age 62 and had terminated employment with the Company because of Disability.

(j)

“Participant” means an Executive Officer of the Company who has qualified to be a participant in the Plan in accordance with Section 3.1.

(k)

“Plan” means the Wausau Paper Corp. Supplemental Retirement Plan as herein set forth.

(l)

“Plan Change of Control” means the happening of any of the following events:

(1)

The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (i) any acquisition directly from the Company other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, (iv) any acquisition pursuant to a transaction which complies with clauses (A), (B), and (C) of subsection (3) of this Section 2.1(l), or (v) any increase in the proportionate number of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities beneficially owned by a Person to 20% or more of the shares of either of such classes of stock if such increase was solely the result of the acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities by the Company; provided, however, that this clause

(v) shall not apply to any acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities not described in clauses (i), (ii), (iii), or (iv) of this Section 2.1(l)(1) by the Person acquiring such shares which occurs after such Person had become the beneficial owner of 20% or more of either the Outstanding Company Common Stock or Outstanding Company Voting Securities by reason of share purchases by the Company; or

(2)

A change in the composition of the Board of Directors of the Company (the “Board”) such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of the Plan, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be deemed to be and shall be considered as though such individual was a member of the Incumbent Board, but provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed or considered as a member of the Incumbent Board; or

(3)

Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or securities of any other entity (a “Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Corporation”) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company, or such Resulting Corporation) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the then outstanding voting securities of such Resulting Corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

(4)

The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(m)

“Retirement Plan” shall mean the principal defined benefit retirement plan as now in effect or hereafter amended, or any successor plan which is qualified under Code Section 401(a), and maintained for salaried employees of the Company.

(n)

“Specified Employee” on any particular date means a “key employee” under Code Section 409A and the regulations promulgated thereunder.

(o)

“Termination of Employment” means the termination of a Participant’s employment with the Company and each member of the Controlled Group.

Section 2.2

Definitions Incorporated by Reference.  Each of the following terms shall have the meaning set forth in the Retirement Plan and the definition of each such term by the Retirement Plan is hereby incorporated by this reference to the extent not inconsistent with the provisions of this Plan:

(a)

“Accrued Benefit.”

(b)

“Actuarial Equivalent.”

(c)

“Code.”

(d)

“Disability.”

(e)

“Optional Joint and Survivor Annuity.”

(f)

“Qualified Optional Joint and Survivor Annuity.”

(g)

“Retirement Benefit.”

(h)

“Social Security Adjustment Option.”

(i)

“Standard Joint and Survivor Annuity.”

(j)

“Straight-Life Annuity.”

(k)

“Surviving Spouse.”

(l)

“10-Year Certain Optional Annuity.”

(m)

“Vesting Service.”

ARTICLE 3 - PARTICIPATION

Section 3.1

Participation.  Each Participant in the Plan on December 31, 2004 shall continue to be a Participant in the Plan on January 1, 2005.  On and after January 1, 2005, each Executive Officer shall become a Participant as of the first day of his employment by the Company in the capacity of an Executive Officer.  Notwithstanding anything herein to the contrary, no employee of the Company or any member of the Controlled Group shall be eligible to participate in the Plan if such employee was not a Participant in the Plan on June 12, 2008.

Section 3.2

Service.

(a)

Service Prior to January 1, 2005.  Each Participant shall be credited with the Credited Service credited under the terms of the Plan as in effect on December 31, 2004.

(b)

Service On and After January 1, 2005.  Service with the Company on and after January 1, 2005 shall be credited in according with the following:

(1)

All Vesting Service as an Executive Officer shall be recognized for purposes of this Plan.

(2)

Vesting Service by an individual for the Company in any capacity other than as an Executive Officer shall not be recognized for any purpose under this Plan.

(3)

In the event a Participant or former Participant is reemployed by the Company as an Executive Officer, all periods of Vesting Service with the Company as an Executive Officer shall be aggregated for purposes of this Plan.

Section 3.3

Termination of Participation and Reemployment.  A Participant shall cease participation in the Plan on the later of (a) the earlier of (1) the date his Termination of Employment occurs or (2) the date he is no longer employed as an Executive Officer by the Company or any member of the Controlled Group, or (b) the date the final benefit payment to which the Participant may be entitled pursuant to this Plan is made.

Section 3.4

Chief Executive Officer Discretion to Extend Participation.  Notwithstanding anything herein to the contrary, the Chief Executive Officer of the Company may, with the consent of the Compensation Committee of the Board of Directors of the Company, deem an employee of the Company to be an “Executive Officer” of the Company for certain purposes under the Plan, and may modify the requirements set forth in Article 4 for eligibility and accrual of Normal and Early Retirement Benefits for any Executive Officer (or employee who is deemed an Executive Officer pursuant to this Section 3.4).  Any exercise of discretion granted herein shall be reflected in a written supplemental retirement plan agreement between the Company and the Executive Officer (or employee who is deemed an Executive

Officer pursuant to this Section 3.4) which shall set forth the requirements for eligibility and accrual of Normal and Early Retirement Benefits applicable to such individual.

ARTICLE 4 - BENEFITS

Section 4.1

Normal Retirement and Plan Change of Control Benefits of Corporate Officers.  Subject to the limitations elsewhere contained in this Plan, an Executive Officer who incurs a Termination of Employment 1) on or after attaining his Normal Retirement Age or 2) on or after a Plan Change of Control and who was the President or a corporate Vice President of the Company either (x) on the Effective Date or (y) as of the most recent date on which he performed service as an Executive Officer shall be entitled to a normal retirement benefit payable under this Plan in the form of a single life annuity equal to the excess of:

(a)

An amount equal to 50% of the Participant’s Average Compensation (as defined in Section 2.1(a)), over

(b)

The monthly amount of the Participant’s Accrued Benefit under the Retirement Plan which would then be payable in the form of a Straight-Life Annuity;

provided, however, that the normal retirement benefit payable in the form of a single life annuity under this Plan, as so calculated, of any Participant who was a participant in the Mosinee Supplemental Retirement Plan on the Effective Date shall be increased by an amount equal to such Participant’s Accrued Benefit under the Wausau Paper Corp. Retirement Plan as of the Effective Date which would then be payable monthly in the form of a single life annuity.  Notwithstanding anything herein to the contrary, if a Participant has less than five years of Vesting Service as of the date of the Plan Change of Control, the amount paid to such Participant under this Section 4.1 shall equal (1) the amount determined under Section 4.1 disregarding this sentence, times (2) a fraction, the numerator of which is the number of years and fractions thereof of the Participant’s Vesting Service as of the date of the Plan Change of Control and the denominator of which is five.

Notwithstanding anything herein to the contrary, and subject to Section 4.15, effective December 31, 2010, the accrued normal retirement benefit determined under this Section 4.1 for all Participants shall be frozen as of December 31, 2010.

Section 4.2

Normal Benefits of Other Executive Officers.  Subject to the limitations elsewhere contained in this Plan, an Executive Officer who incurs a Termination of Employment 1) on or after attaining his Normal Retirement Age or 2) on or after a Plan Change of Control and who was not the President or a corporate Vice President of the Company either (x) on the Effective Date or (y) as of the most recent date on which he performed service as an Executive Officer, shall be entitled to a retirement benefit under this Plan payable in the form of a single life annuity determined in accordance with the formula set forth in Section 4.1; provided, however, that in making such determination, the term “40% of the Participant’s Average Compensation” shall be substituted for the term “50% of the Participant’s Average Compensation” in Section 4.1(a).  Notwithstanding anything herein to the contrary, effective

December 31, 2010, and subject to Section 4.15, the accrued normal retirement benefit determined under this Section 4.2 for all Participants shall be frozen as of December 31, 2010.

Section 4.3

Minimum Retirement Benefits of Executive Officers.  Notwithstanding anything herein to the contrary, the normal retirement benefit determined under Section 4.1 or 4.2, as applicable, shall not be less than the Participant’s accrued normal retirement benefit determined under Section 4.1 or 4.2, as applicable, under the terms of the Plan on December 31, 2004.

Section 4.4

Early Retirement Benefits of Executive Officers.  Subject to the limitations elsewhere contained in this Plan, an Executive Officer who incurs a Termination of Employment on or after attaining his Early Retirement Age, but prior to attaining his Normal Retirement Age and prior to a Plan Change of Control, shall be entitled to an early retirement benefit in the form of a single life annuity equal to the amount to which he would have been entitled to under Section 4.1 or Section 4.2, as applicable, taking into consideration the provisions of Section 4.3, if applicable, if he had then attained his Normal Retirement Age; provided, however, that such benefit shall be reduced by .4166% for each full calendar month by which the calendar month in which payment of the early retirement benefit provided for in this Section 4.4 precedes the date on which such Participant would have attained the applicable age listed in Section 4.15(b).

Section 4.5

Death after Commencement of Benefits; Death Prior to Initial Payment Date for Specified Employee.  If a Participant dies on or after his Initial Payment Date, then any death benefit payable shall be determined by the form of retirement benefit elected by the Participant under Article 5 hereof.  Notwithstanding the foregoing, the case of a Participant whose Initial Payment Date is delayed for six months pursuant to Section 4.7(b) because the Participant was a Specified Employee on the date of his Termination of Employment, such Participant’s death prior to his Initial Payment Date shall be deemed to have occurred on his Initial Payment Date, and his Beneficiary (as designated pursuant to Section 4.8) shall be entitled to receive any payments which would have been made to the Participant had his Initial Payment Date not been delayed for six months pursuant to Section 4.7(b), and any remaining death benefit payable shall be determined by the form of retirement benefit elected by the Participant under Article 5 hereof.

Section 4.6

Death Prior to Commencement of Benefits, Including Death After Termination of Employment Due to Disability.  Subject to the limitations elsewhere contained in this Plan and subject to Section 4.5, the Beneficiary of a Participant who dies prior to commencement of any other benefit hereunder, including the Beneficiary of a former Participant who terminated employment because of Disability, shall be eligible for a death benefit commencing as of the last to occur of (a) the first day of the first month following the month in which the Participant’s death occurs or (b) the date on which the Participant would have been eligible to receive payment of a benefit under Section 4.4, or in the case of a Participant who incurred a Termination of Employment prior to having attained age 55 because of Disability, commencing as of the date on which the former Participant would have attained age 55.  Such death benefit shall be a monthly benefit equal to the Actuarial Equivalent (based upon the Beneficiary’s age as of the benefit commencement date) of the monthly benefit which would have been payable to the deceased Participant under this Plan if he had retired the day before his death and payment of his benefit had commenced on such date assuming, in the case of a former Participant who incurred a Termination of Employment because of a Disability, that the benefit payable to such former Participant at Normal Retirement Age under Section 4.1 or 4.2, as applicable, would have been payable in reduced form pursuant to Section 4.4, and, assuming further, that in the case of a Participant or former Participant who died prior to the date on which the Participant or former Participant had completed 10 years of Vesting Service, that a benefit would have been payable to such deceased Participant or former Participant as of the later of the dates described in (a) and (b), above; provided, however, that the benefit payable to the Beneficiary of a Participant or former Participant who died prior to the completion of five years of Vesting Service shall be reduced by 20% for each year of Vesting Service less than five accrued by such deceased Participant or former Participant.

Section 4.7

Form and Commencement of Payments.

(a)

A Participant may elect the form of payment of his benefit pursuant to Section 4.1, 4.2, 4.4 or 4.6 on a written Distribution Election Form filed with the Company in accordance with Article 5.

(b)

Benefit payments to the Participant (and, if applicable, his Beneficiary) under Section 4.1, 4.2, 4.4 or 4.6, shall commence on the first date (“Initial Payment Date”) which is both (i) the first day of a month, and (ii) if the Participant was a Specified Employee on the date of his Termination of Employment, not less than six months subsequent to the date of his Termination of Employment or, if applicable, the date specified in Section 4.6 as the date on which the Participant’s Beneficiary became eligible for a death benefit.

Section 4.8

Designation of Beneficiary.  Each Participant may designate a person, trust, or other entity as the beneficiary of any payment payable to a Beneficiary on account of the Participant's death pursuant to Section 4.5 or Section 4.6.  If the Participant is married on his date of death, his Beneficiary shall be his Surviving Spouse, unless the Participant has designated another person, trust, or other entity as Beneficiary on a form prescribed by the Committee and filed with the Committee.  A Participant’s designation of Beneficiary may be changed by the Participant at any time by filing a new Beneficiary designation form with the Committee; provided, however, that any change in designated Beneficiaries shall be valid only if the Participant is alive at the time such new form is filed with the Committee.  The most recent Beneficiary designation form on file with the Committee shall be controlling.

Section 4.9

409A Change of Control.

(a)

In the event a Participant incurs a Termination of Employment within the two year period following a 409A Change of Control of the Company, the Company shall pay to each Participant a lump sum amount equal to the present value of the Participant’s accrued Normal Retirement Benefit, as determined under Section 4.1 or 4.2, as applicable, as of the first day following such 409A Change of Control of the Company and following the Participant’s Termination of Employment which is both (1) the first day of a month, and (2) if the Participant was a Specified Employee on the date of his Termination of Employment, not less than six months subsequent to the date of the Participant’s Termination of Employment, whether or not such 409A Change of Control of the Company occurred prior to the date of the Participant’s Termination of Employment.  Upon payment of the lump sum amount provided for in this Section 4.9(a), the Company shall have no further obligation to pay any benefits under this Plan.  Notwithstanding the foregoing, if a Participant has less than five years of Vesting Service as of the date of the 409A Change of Control, the amount paid to such Participant under this Section 4.9(a) shall equal (1) the amount described in the first sentence of this Section 4.9(a) times (2) a fraction, the numerator of which is the number of years and fractions thereof of the Participant’s Vesting Service as of the date of the 409A Change of Control and the denominator of which is five.  In the event of the Participant’s death after Termination of Employment but prior to payment of the lump sum amount provided for pursuant to this Section 4.9(a), the lump sum payment shall be paid to the Participant’s Beneficiary.

(b)

In the event a 409A Change of Control of the Company occurs after the Participant’s death and whether or not a benefit shall have then become payable to the Participant’s Beneficiary, the Company shall pay to such Participant’s Beneficiary, if then living, the present value of the unpaid death benefit under Section 4.5 or 4.6, as applicable.  Upon payment of the lump sum amount provided for in this Section 4.9(b), the Company shall have no further obligation to pay any benefits under this Plan.  Notwithstanding the foregoing, if a Participant had less than five years of Vesting Service as of the date of his or her death before the 409A Change of Control, the amount paid to such Participant’s Beneficiary under this Section 4.7(b) shall equal (1) the amount described in the first sentence of this Section 4.9(b) times (2) a fraction, the numerator of which is the number of years and fractions thereof of the Participant’s Vesting Service as of the date of death and the denominator of which is five.

(c)

For purposes of this Section 4.9, the present value of a Participant’s retirement benefit or the death benefit to the Beneficiary shall be determined by reference to the 1983 Individual Annuity Mortality Table with an assumed interest rate equal to the “immediate annuity rate” as then in effect as determined by the Pension Benefit Guaranty Corporation and promulgated in Appendix B to 29 C.F.R. § 2619.65 or any successor regulation adopted for the same or substantially similar purpose.

(d)

Notwithstanding anything in Article 7 to the contrary, in the event of a 409A Change of Control, no amendment to the Plan or to this Section 4.9 shall reduce or eliminate the benefits accrued hereunder (including the form or timing of payments) to all Participants as of the date of the 409A Change of Control.

Section 4.10

Forfeiture of Benefits.  Despite any other provision of this Plan, a Participant’s or Beneficiary’s, as applicable, eligibility for benefit payments under the Plan is expressly subject to the following terms and conditions:

(a)

The Company is and shall be entitled to the sole benefit and exclusive ownership of any inventions or improvements in plant, machinery and processes, and all patents for the same, and all customer or price lists, trade secrets and other things of similar type or nature used in the business of the Company that may be made or discovered by a Participant while he is employed by the Company, or, after his Termination of Employment if arising out of his activities, knowledge or experience gained while in the employment of the Company.  In the event that a Participant, during or after his Termination of Employment, discloses all or any portion of the list of the Company’s customers or the Company’s pricing structure or all or any portion of the Company’s manufacturing process or any other trade secrets or confidential information to any person, firm, corporation, associations or other entity for any reason or purpose whatsoever, no payment of any benefit otherwise due the Participant or his Surviving Spouse pursuant to this Plan shall be made by the Company.

(b)

In the event a Participant, without the prior written consent of the Company and within a period of two years beginning on the first day following the Participant’s Termination of Employment, directly or indirectly owns, manages, operates, joins, controls, is employed by or participates in the ownership, management, operation or control of, or is connected in any manner with, any business of a type and character which, in the opinion of the Company, results in the Participant then being engaged in the field of activities in which he was engaged by the Company at the time of his Termination of Employment (and within one year prior to said termination) and such business is, in the opinion of the Company, in direct or indirect competition in any market area served by the Company with any business then conducted by the Company in such market area, no payment of any benefit otherwise due the Participant or his Surviving Spouse pursuant to this Plan shall be made by the Company if the Participant fails to cease such activity within fifteen days of the mailing to him by the Company of the Company’s opinion that he is in violation of the restrictions contained in this Section 4.10(b).

(c)

The Company shall have sole discretion to stop payment of any benefit or refuse to make payments otherwise due the Participant or his Beneficiary pursuant to this Plan if the Participant’s Termination of Employment or his appointment to a position with the Company as other than an Executive Officer was by reason of or because of the Participant’s fraud, embezzlement, misappropriation or similar offense against the Company or any other state or federal felony offense.

(d)

Subject to the provisions of Section 7.2, no benefit shall be payable under this Plan to any Participant or Beneficiary who, for any reason, is not eligible for and does not receive a benefit under the provisions of the Retirement Plan.

Section 4.11

Inalienability of Benefits.  A Participant’s right to a benefit under the Plan shall not be subject to voluntary or involuntary sale, pledge, hypothecation, transfer or assignment by the Participant or by his personal representatives or heirs, or any other person or persons or organization or organizations succeeding to any of the Participant’s rights and benefits hereunder.

Section 4.12

Facility of Payments.  Any benefit payable hereunder to any person who is legally incapacitated may be paid to a court appointed legal representative of such person.

Section 4.13

Section 409A Compliance.  Notwithstanding any other provision of the Plan or any election made or permitted to be made hereunder, no election as to the timing or form, or both, of the distribution of a Participant’s accrued benefit, and no other distribution otherwise provided for by this Plan, shall be effective or made, as the case may be, if such timing or form of distribution would cause the Plan to fail to meet the requirements of Code Section 409A or cause a Participant to be subject to the interest and additional tax imposed pursuant to Code Section 409A(a)(1)(B), and any such election or such other provision shall be modified in the operation of the Plan so that the timing or form of distribution, or both, as the case may be, corresponds as closely as possible to such election or other provision, but will then comply with the requirements of Code Section 409A so as to preclude the application of Code Section 409A(a)(1)(B).

Section 4.14

Claims Procedure.  Each Participant or Beneficiary whose claim for benefits is denied, in whole or in part, shall be provided with a notice, written in a manner calculated to be understood by such person, setting forth the specific reasons for such denial and outlining the review procedure of the Company.  Each such Participant or Beneficiary shall be given a reasonable opportunity for a full and fair review by the Company of the decision by which the claim was denied.

Section 4.15

Cessation of Accruals.

(a)

The accrued normal retirement benefit determined under this Article 4 for all Participants shall be frozen as of December 31, 2010.  For purposes of this Article 4 and Article 5, in determining the benefit payable under this Article 4, the accrued normal retirement benefit will include an early retirement reduction factor based on the age of the Participant as defined in paragraph (b) regardless of the Participant’s age at actual commencement of the benefit.

(b)

The early retirement reduction factor included as part of the accrued normal retirement benefit shall be based on the following ages for the following Participants:

Participant	Age

Scott P. Doescher	55
Thomas J. Howatt	62
Charles M. Peth	62

ARTICLE 5 - PARTICIPANT ELECTIONS

Section 5.1

2006 Initial Election.  On or before December 31, 2006, a Participant who has not yet commenced receiving benefits hereunder may file a written election with the Company on a Distribution Election Form to specify the initial payment method for any benefit payable under Section 4.1, 4.2, 4.4, or 4.6.  The Participant may elect distribution of the benefit payable under each of such Sections in cash in accordance with one of the following alternatives:

(a)

Annuity Payment Method.  The Participant may elect payment of his benefit pursuant to Section 4.1, 4.2, 4.4 and 4.6 in the form of one of the following annuities:

(1)

Straight-Life Annuity;

(2)

Standard Joint and Survivor Annuity;

(3)

100%, 66.67%, or 50% Optional Joint and Survivor Annuity;

(4)

Social Security Adjustment Option;

(5)

Qualified Optional Joint and Survivor Annuity; or

(6)

10-Year Certain Optional Annuity;

provided, however, that the only annuity payment method for a benefit payable pursuant to Section 4.6 is the Straight-Life Annuity.

(b)

Lump Sum.  The Participant may elect payment of his benefit pursuant to Section 4.1, 4.2, 4.4, and 4.6 in the form of a single lump sum.  In the event a Participant elects to receive a lump sum distribution of the value of the benefit otherwise provided for in Section 4.1, 4.2, 4.4 or 4.6, the value of the lump sum distribution under this Plan shall be determined in accordance with the provisions for determining the value of a lump sum distribution of the Participant's Retirement Benefit under the terms of the Retirement Plan.  Notwithstanding anything herein to the contrary, the lump sum payment pursuant to this paragraph (b) shall be determined based on the earlier of the age used for determining the early retirement reduction factor for the Participant set forth in Section 4.15(b), or the Participant’s age at payment, but using the interest rate and mortality table based on the applicable interest rate and mortality table for the Plan Year in which the Participant’s benefit commences.

Section 5.2

Initial Election Upon Commencement of Participation.  An individual who commences participation in the Plan on or after January 1, 2007 shall, prior to or within 30 days of his becoming a Participant pursuant to Section 3.1, complete a Distribution Election Form.  Such Participant may elect payment of his benefit pursuant to Section 4.1, 4.2, 4.4, or 4.6 in any alternative described in Section 5.1.  A Participant who does not file his Distribution Election

Form with the Company prior to the date he becomes a Participant in accordance with Section 3.1 shall have included in the calculation of his Average Compensation for the first year of his participation hereunder only his compensation paid or deferred for services rendered on or after the date his election is filed with the Company.  For purposes of determining that portion of compensation paid or deferred which is included pursuant to the preceding sentence, the Participant’s compensation paid or deferred for the calendar year in which he became a Participant shall be multiplied by a fraction, (1) the numerator of which is the number of days in the calendar year subsequent to the date his Distribution Election Form is filed with the Company and (2) the denominator of which is the number of days in the calendar year in which he was a Participant.

Section 5.3

Change in Election.  Subsequent to the Participant having filed his election pursuant to Section 5.1 or 5.2, as applicable, but prior to Participant’s Termination of Employment, a Participant may elect to modify his Distribution Election Form election by completing a new Distribution Election Form and filing it with the Company.  Any new Distribution Election Form shall be effective only if (i) such election, by its terms, will be effective not less than 12 months after the date on which it is received by the Company, (ii) such election is made not less than 12 months prior to the Initial Payment Date otherwise then in effect, (iii) such election defers the Initial Payment Date to a date which is not less than five years subsequent to the Initial Payment Date otherwise then in effect, and (iv) such election does not result in an acceleration of the distribution of the Participant’s benefit hereunder.

Section 5.4

Automatic Form of Payment.  In the event that a Participant has not made a valid election as to the form of distribution of the Participant’s benefit under either Section 4.1, 4.2, or 4.4, or in the case the Participant becomes entitled to a distribution on or before December 31, 2006, it shall be payable in the form of a Standard Joint and Survivor Annuity with the Participant’s spouse on the Initial Payment Date as the joint annuitant.  If the Participant is not married on the Initial Payment Date, the automatic form of distribution if the Participant has not filed a valid Distribution Election Form shall be the Straight Life Annuity.  In the event that a Participant has not made a valid election as to the form of distribution of the Participant’s benefit to the Surviving Spouse under Section 4.6, or in the case the Surviving Spouse becomes entitled to a distribution on or before December 31, 2006, it shall be payable in the form of a Straight Life Annuity.

ARTICLE 6 - PROVISION FOR BENEFITS

Section 6.1

Assets of the Company.  Benefits which become payable under the provisions of the Plan shall be paid directly by the Company out of its assets.  No assets of the Company shall be set aside or segregated for the provision of such benefit payments.  No Participant or Beneficiary, nor any other potential or actual recipient of benefits under the provisions of this Plan shall acquire any right, title or interest in the assets of the Company by reason of the Plan and, to the extent that the Participant, Beneficiary or such other recipient shall acquire a right to receive payments from the Company pursuant to the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

ARTICLE 7 - AMENDMENT AND TERMINATION OF THE PLAN

Section 7.1

Amendment.  The Company reserves the right to amend the Plan from time to time and at any time, effective as of any specified current, prior or future date; provided, however, that no such amendment shall modify or reduce a Participant’s accrued benefit under this Plan as of the date such amendment is adopted.

Section 7.2

Termination.  The Company reserves the right to terminate the Plan at any time and for any reason; provided, however, that upon termination, each Participant’s accrued benefit shall be fully vested subject only to the provisions of Section 4.10.  A Participant’s accrued benefit shall mean the benefit which would be paid or payable pursuant to this Plan following the Participant’s Termination of Employment if the Retirement Plan had terminated as of the same date on which the termination of the Plan occurs (and provided for payment of Accrued Benefits under the Retirement Plan upon the Participant’s Termination of Employment) multiplied by a fraction, the numerator of which is a Participant’s years of Vesting Service recognized under Section 3.2 and the denominator of which is ten.  Distributions upon termination of the Plan will be made at such time as permitted under Code Section 409A and the regulations promulgated thereunder.

ARTICLE 8 - PLAN ADMINISTRATION

Section 8.1

Plan Administrator Duties.  The Company shall administer this Plan.  The Company shall administer this Plan according to its express terms and shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan to the extent the exercise of such discretion and authority does not conflict with Code Section 409A and regulations thereunder.

Section 8.2

Agents.  In the administration of this Plan, the Company may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Company.

Section 8.3

Binding Effect of Decisions.  The decision or action of the Company with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

ARTICLE 9 - MISCELLANEOUS

Section 9.1

Nonguarantee of Employment.  Nothing contained in this Plan shall be construed as a contract of employment between the Company and any employee, as a right of any employee to be continued in the employment of the Company as an Executive Officer or in any other capacity, or as a limitation of the right of the Company to discharge any of its employees, with or without cause.

Section 9.2

Action by the Company.  Any action by the Company under this Plan may be by resolution of its Board of Directors, or by any officer or officers duly authorized by resolution of said Board to act with respect to the Plan.

Section 9.3

Agreement Binding on Successors.  This agreement shall be binding upon all persons entitled to benefits hereunder, and upon their respective heirs and legal representatives and upon the Company, its successors and assigns.

Section 9.4

Construction.  Except when otherwise indicated by the context, any masculine terminology herein shall also include feminine, and the definition of any term herein in singular shall also include the plural.

Section 9.5

Titles.  Article and section titles are included for reference purposes only and in the event of a conflict between a title and its respective text the text shall control.

Section 9.6

Governing Law.  This Plan shall, to the extent not superseded by the Employee Retirement Income Security Act of 1974, be governed by the laws of the State of Wisconsin.

In Witness Whereof, this instrument has been executed as of the 17th day of December, 2010 by the officer set forth below, who has been duly elected and authorized to act on behalf of the Company.

WAUSAU PAPER CORP.

By:  CURTIS R. SCHMIDT

Curtis R. Schmidt

Vice President-Human Resources